CALIFORNIA ASSOCIATION OF REALTORS®

# EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated September 23, 2011, on property known as Cassia Rd Lot 3129-251-13, Adelanto, CA 92301 ("Property"), in which Coronus Energy Corp. , is referred to as ("Buyer") and Zacarias D Ramirez, Elisa B Ramirez is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to April 15, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________.
3. **OTHER EXTENSION(S):** The time for ______________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** Deal is subject to Coronus board of director approval on or before April 9 2012

**By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.**

Buyer X [signature] Date 3/2/2012
Coronus Energy Corp.

Buyer ______________ Date ______________

Seller X Zacarias D. Ramirez Date MARCH 5, 2012
Zacarias D Ramirez

Seller X For Elisa B. Ramirez Date march 5, 2012
Elisa B Ramirez

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392